UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 26, 2005
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-10382 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri		63368
(Address of principal executive offices)		(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
Valley Forge Scientific Corp.
3600 Horizon Drive
King of Prussia, Pennsylvania 19406
(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
     On October 26, 2005, Synergetics USA, Inc. issued a press release announcing its financial results for the fiscal year ended July 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website cited in the press release is not part of this report.
     The information in this Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit Number	Description
99.1	Press release of Synergetics USA, Inc. dated October 26, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 26, 2005

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release of Synergetics USA, Inc. dated October 26, 2005.